                                                                    EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Storage Computer Corporation
Nashua, New Hampshire

     We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement of our report dated March 29, 2001, relating to the consolidated financial statements of Storage Computer Corporation appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.


                                                  /s/ BDO Seidman, LLP

                                                  BDO Seidman, LLP

Boston, Massachusetts
September 17, 2001